UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 9, 2020

PROVENTION BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38552	81-5245912
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 666, Oldwick, New Jersey 08858

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 336-0360

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchanged on Which Registered
Common Stock, $0.0001 par value per share	PRVB	The Nasdaq Global Select Market

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Provention Bio, Inc. (the “Company”) entered into certain employment agreements (collectively, the “Employment Agreements”) with each of Andrew Drechsler, the Company’s Chief Financial Officer (effective June 9, 2020), Jason Hoitt, the Company’s Chief Commercial Officer (effective June 9, 2020), Francisco Leon, the Company’s Chief Scientific Officer (effective June 10, 2020), and Eleanor Ramos, the Company’s Chief Medical Officer (effective June 9, 2020) (each, an “Executive”).

Andrew Drechsler

Effective June 9, 2020, the Company entered into the First Amended Employment Agreement (the “Drechsler Employment Agreement”) with Andrew Drechsler, the Company’s Chief Financial Officer. Compensation under the Drechsler Employment Agreement includes an annual salary of $425,000, with annual review and adjustment at the discretion of the Company’s Chief Executive Officer (the “CEO”), and an annual incentive bonus of 40% of annual salary based on the achievement of the Company’s corporate objectives and Mr. Drechsler’s individual objectives, in each case as established by the CEO.

Jason Hoitt

Effective June 9, 2020, the Company entered into the First Amended Employment Agreement (the “Hoitt Employment Agreement”) with Jason Hoitt, the Company’s Chief Commercial Officer. Compensation under the Hoitt Employment Agreement includes an annual salary of $425,000, with annual review and adjustment at the discretion of the CEO, and an annual incentive bonus of 40% of annual salary based on the achievement of the Company’s corporate objectives and Mr. Hoitt’s individual objectives, in each case as established by the CEO.

Francisco Leon

Effective June 10, 2020, the Company entered into the First Amended Employment Agreement (the “Leon Employment Agreement”) with Francisco Leon, the Company’s Chief Scientific Officer. Compensation under the Leon Employment Agreement includes an annual salary of $435,000, with annual review and adjustment at the discretion of the CEO, and an annual incentive bonus of 40% of annual salary based on the achievement of the Company’s corporate objectives and Mr. Leon’s individual objectives, in each case as established by the CEO.

Eleanor Ramos

Effective June 9, 2020, the Company entered into the First Amended Employment Agreement (the “Ramos Employment Agreement”) with Eleanor Ramos, the Company’s Chief Medical Officer. Compensation under the Ramos Employment Agreement includes an annual salary of $435,000, with annual review and adjustment at the discretion of the CEO, and an annual incentive bonus of 40% of annual salary based on the achievement of the Company’s corporate objectives and Dr. Ramos’ individual objectives, in each case as established by the CEO.

General Provisions

Each Employment Agreement may be terminated by the Company without Cause or by the Executive for Good Reason, each as defined in such Employment Agreement, in which case, among other things and subject to certain requirements of such Employment Agreement, (i) each of Mr. Drechsler, Mr. Hoitt and Dr. Ramos would be entitled severance in the amount of 9 months of base salary in effect at the time of termination, payment of COBRA premiums for 9 months, possible pro rata payment of their annual bonus and accelerated vesting for equity awards that would have vested within 9 months of the termination date; provided that, in the event of a termination by the Company without Cause or by Mr. Drechsler, Mr. Hoitt or Dr. Ramos, as applicable, for Good Reason within 12 months following a Change in Control of the Company, as defined in such Employment Agreement, each of Mr. Drechsler, Mr. Hoitt and Dr. Ramos will be entitled to severance in the amount of 12 months of base salary in effect at the time of termination, payment of COBRA premiums for 12 months, possible pro rata portion of their annual bonus and accelerated vesting of equity awards; and (ii) Mr. Leon would be entitled severance in the amount of 12 months of base salary in effect at the time of termination, payment of COBRA premiums for 12 months, possible pro rata payment of his annual bonus and accelerated vesting for equity awards that would have vested within 12 months of the termination date; provided that, in the event of a termination by the Company without Cause or by Mr. Leon for Good Reason within 12 months following a Change in Control of the Company, as defined in the Leon Employment Agreement, Mr. Leon will be entitled to severance in the amount of 18 months of base salary in effect at the time of termination, payment of COBRA premiums for 18 months, possible pro rata portion of his annual bonus and accelerated vesting of equity awards. Each Executive is subject to a non-compete provision, which applies during the term of their employment and for a period of 12 months following termination of their employment for any reason. Each Employment Agreement also contains customary confidentiality and assignment of inventions provisions.

The foregoing are summaries of the material terms of each Employment Agreement and do not purport to be complete. Copies of the Drechsler Employment Agreement, Hoitt Employment Agreement, Leon Employment Agreement, and Ramos Employment Agreement are attached hereto as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit No.	Description

10.1	First Amended Employment Agreement, effective June 9, 2020, between the Company and Andrew Drechsler.

10.2	First Amended Employment Agreement, effective June 9, 2020, between the Company and Jason Hoitt.

10.3	First Amended Employment Agreement, effective June 10, 2020, between the Company and Francisco Leon.

10.4	First Amended Employment Agreement, effective June 9, 2020, between the Company and Eleanor Ramos.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Provention Bio, Inc.

Date: June 11, 2020	By:	/s/ Andrew Drechsler
Andrew Drechsler
Chief Financial Officer